MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Month                          November-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Nov-00
Current Calculation Date       09-Nov-00
Previous Payment Date          16-Oct-00
Previous Calculation Date      10-Oct-00

-----------------------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

-----------------------------------------------------------------------------------------------
                                    Prior         Deposits     Withdrawals        Balance on
                                   Balance                                     Calculation Date
                                  10-Oct-00                                       09-Nov-00
-----------------------------------------------------------------------------------------------
Expense Account                   5,049,848.28   2,827,953.90  (1,166,122.87)     6,711,679.31
Collection Account               21,752,876.28  21,450,599.06 (21,752,876.28)    21,450,599.06
Aircraft Purchase Account                    -              -              -                -
Liquidity Reserve cash balance   49,559,891.00      50,000.00    (400,000.00)    49,209,891.00
----------------------------------------------------------------------------------------------
Total                            76,362,615.56  24,328,552.96 (23,318,999.15)    77,372,169.37
==============================================================================================

2. Analysis of Expenses Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      5,049,848.28
Transfer from Collection Account on previous Payment Date                         2,794,241.98
Permitted Aircraft Accrual                                                                   -
Interim Transfer from Collection Account                                                     -
Transfers from Aircraft Purchase Account                                                     -
Interest Income                                                                      33,711.92
Balance on current Calculation Date
 - Payments on previous payment date                                               (794,241.98)
 - Interim payments                                                                (371,880.89)
 - Other                                                                                     -
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               6,711,679.31
==============================================================================================

3. Analysis of Collection Account Activity

----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     21,752,876.28
Collections during period
 - Lease rentals                                                                 15,491,182.33
 - Maintenance reserves                                                           2,006,296.79
 - Other leasing income                                                          3,470,723.18
 - Interest income                                                                  366,044.76
 - Lease rental received in error                                                   116,352.00
 - Interim transfer to Expense A/C                                                           -
Transfers from Aircraft Purchase Account                                                     -
Drawings under Credit or Liquidity Enhancement Facilities                                    -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                       -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (2,794,241.98)
 - Permitted Aircraft Modifications                                                          -
Net Swap payments on previous Payment Date                                         (247,612.48)
Aggregate Note Payments on previous Payment Date                                (18,711,021.82)
----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              21,450,599.06
==============================================================================================

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                                 30,000,000.00
Cash Held
 - Accrued Expenses                                             6,711,679.31
 - Security Deposits                                           19,209,891.00     25,921,570.31
Morgan Stanley Facility                                                          30,000,000.00
ILFC Facility
   - Letter of Credit                                          20,000,000.00
   -Security Deposits                                          19,996,851.00     39,996,851.00
                                                                                --------------
Liquidity Reserve Amount                                                        125,918,421.31
                                                                                --------------

Minimum Liquidity Reserve Amount                                                 30,000,000.00
----------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Nov-00
Current Calculation Date               09-Nov-00
Previous Payment Date                  16-Oct-00
Previous Calculation Date              10-Oct-00

---------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     21,450,599.06
Liquidity Reserve Amount                                                                         125,918,421.31
                                                                                              -----------------
Available Collections                                                                            147,369,020.37
                                                                                              =================

3. Analysis of Collection Account Activity (Continued)

---------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount

              - Servicer Fee                                                       606,186.98
              - Administration Agent Fee                                            68,039.31
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 4,300,000.00
                                                                                 ------------
             Total Required Expense Amount                                                         4,986,726.30
(ii)  a)     Class A Interest but excluding Step-up                                                8,040,882.80
      b)     Swap Payments other than subordinated swap payments                                     (24,397.22)
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        998,886.23
(vi)         Class B Minimum principal payment                                                       300,829.87
(vii)        Class C Interest                                                                      1,011,607.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     95,918,421.31
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             272,574.39
(xiv)        Class C Scheduled principal                                                             100,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        4,965,989.19
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         147,369,020.37
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        125,918,421.31
                                                                                              -----------------
                                                                                                  21,450,599.06

                                                                                              =================
===============================================================================================================

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                     15-Nov-00
Current Calculation Date                 09-Nov-00
Previous Payment Date                    16-Oct-00
Previous Calculation Date                10-Oct-00

-------------------------------------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-------------------------------------------------------------------------------------------------------------------------
                                           Subclass         Subclass       Subclass       Subclass          Total
Floating Rate Notes                           A-2              A-3           A-4             A-5           Class A
-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                            6.62000%        6.62000%        6.62000%        6.62000%
Applicable Margin                            0.3500%         0.5200%         0.5400%         0.5800%
Applicable Interest Rate                    6.97000%        7.14000%        7.16000%        7.20000%
Day Count                                   Act/360         Act/360         Act/360         Act/360
Actual Number of Days                            30              30              30              30
Interest Amount Payable                   1,233,480.28    3,451,000.00    1,193,333.33    2,163,069.19
Step-up Interest Amount Payable                 NA             NA              NA              NA
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                       1,233,480.28    3,451,000.00    1,193,333.33    2,163,069.19       8,040,882.80
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05      15-Mar-02      15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98      15-Mar-02      15-Mar-03       15-Apr-00
-------------------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   212,363,893.70  580,000,000.00  200,000,000.00  360,511,532.18   1,352,875,425.88
-------------------------------------------------------------------------------------------------------------------------
Extended Pool Factors                           76.43%          100.00%         100.00%         100.00%
Pool Factors                                    65.99%          100.00%         100.00%          91.22%
-------------------------------------------------------------------------------------------------------------------------
Extension Amount                                    -                -              -                -
Pool Factor Amount                                  -                -              -                -
Surplus Amortisation                      1,840,883.29               -              -     3,125,105.90
-------------------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount       1,840,883.29               -              -     3,125,105.90       4,965,989.19
-------------------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   210,523,010.41  580,000,000.00  200,000,000.00  357,386,426.28   1,347,909,436.69
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                            Subclass       Subclass        Total
Floating Rate Notes                            B-1            B-2         Class B
--------------------------------------------------------------------------------------
Applicable LIBOR                             6.6200%         6.6200%
Applicable Margin                            0.6500%         1.0500%
Applicable Interest Rate                    7.27000%        7.67000%
Day Count                                   Act/360         Act/360
Actual Number of Days                            30              30
Interest Amount Payable                     519,559.17      479,327.06
Step-up Interest Amount Payable                 NA              NA
--------------------------------------------------------------------------------------
Total Interest Paid                         519,559.17    479,327.06        998,886.23
--------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13     15-Mar-07
Excess Amortisation Date                     15-Apr-98     15-Mar-07
--------------------------------------------------------------------------------------
Original Balance                        100,000,000.00   75,000,000.00
Opening Outstanding Principal Balance    85,759,423.52   74,992,500.00  160,751,923.52
--------------------------------------------------------------------------------------
Extended Pool Factors                           93.46%       100.00%
Pool Factors                                    89.28%        99.98%
--------------------------------------------------------------------------------------
Extension Amount                                     -            -
Pool Factor Amount                                   -        7,500.00
Surplus Amortisation                        565,904.26            -
--------------------------------------------------------------------------------------
Total Principal Distribution Amount         565,904.26        7,500.00      573,404.26
--------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    85,193,519.26   74,985,000.00  160,178,519.26
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------                ----------------
                                           Subclass      Subclass         Total                            Subclass
Fixed Rate Notes                              C-1           C-2          Class C                              D-1
--------------------------------------------------------------------------------------                ----------------
Applicable Interest Rate                    6.90000%        9.60000%                                        8.70000%
Day count                                  30 / 360        30 / 360                                        30 / 360
Number of Days                                   30              30                                              30
Interest Amount Payable                     571,607.50      440,000.00                                      797,500.00
--------------------------------------------------------------------------------------                ----------------
Total Interest Paid                         571,607.50      440,000.00    1,011,607.50                      797,500.00
--------------------------------------------------------------------------------------                ----------------
Expected Final Payment Date                  15-Mar-13     15-Oct-16                                      15-Mar-14
Excess Amortisation Date                     15-Mar-13     15-Oct-16                                      15-Mar-10
Original Balance                        100,000,000.00   55,000,000.00                                  110,000,000.00
Opening Outstanding Principal Balance    99,410,000.00   55,000,000.00  154,410,000.00                  110,000,000.00
--------------------------------------------------------------------------------------                ----------------
Extended Pool Factors                          100.00%       100.00%                                            100.00%
Expected Pool Factors                           99.31%       100.00%                                            100.00%
--------------------------------------------------------------------------------------
Extended Amount                                     -             -                                              -
Expected Pool Factor Amount                 100,000.00            -                                              -
Surplus Amortisation                                 -            -
--------------------------------------------------------------------------------------                ----------------
Total Principal Distribution Amount         100,000.00            -         100,000.00                           -
--------------------------------------------------------------------------------------                ----------------
Redemption Amount                                 -               -                                              -
- amount allocable to principal                   -               -                                              -
- amount allocable to premium                     -               -                                              -
--------------------------------------------------------------------------------------                ----------------
Closing Outstanding Principal Balance    99,310,000.00   55,000,000.00  154,310,000.00                  110,000,000.00
--------------------------------------------------------------------------------------                ----------------
======================================================================================================================

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Current Payment Date                            15-Nov-00
Current Calculation Date                        09-Nov-00
Previous Payment Date                           16-Oct-00
Previous Calculation Date                       10-Oct-00

------------------------------------------------------------------------------------------------------------------------------
5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-Nov-00
End of Interest Accrual Period                  15-Dec-00
Reference Date                                  13-Dec-00

------------------------------------------------------------------------------------------------------------------------------
                                                   A-2            A-3          A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 6.62000%      6.62000%      6.62000%     6.62000%    6.62000%       6.62000%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          6.9700%       7.1400%       7.1600%      7.2000%     7.2700%        7.6700%
Actual Pool Factor                                 61.92%       100.00%       100.00%       89.35%      85.19%         99.98%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Fixed Rate Notes                                 C-1           C-2           D-1
--------------------------------------------------------------------------------------

Actual Pool Factor                                 99.31%       100.00%       100.00%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes
------------------------------------------------------------------------------------------------------------------------------
(a) Floating Rate Notes                            A-2            A-3          A-4          A-5          B-1          B-2
------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           62,459.97    100,000.00    100,000.00    90,127.88   85,759.42      99,990.00
Total Principal Payments                           541.44             -             -       781.28      565.90          10.00
Closing Outstanding Principal Balance           61,918.53    100,000.00    100,000.00    89,346.61   85,193.52      99,980.00
Total Interest                                     362.79        595.00        596.67       540.77      519.56         639.10
Total Premium                                      0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
(b) Fixed Rate Notes                               C-1            C-2          D-1
--------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           99,410.00    100,000.00    100,000.00
Total Principal Payments                           100.00             -             -
Closing Outstanding Principal Balance           99,310.00    100,000.00    100,000.00

Total Interest                                     571.61        800.00        725.00
Total Premium                                           -             -             -
--------------------------------------------------------------------------------------

==============================================================================================================================

                        MORGAN STANLEY AIRCRAFT FINANCE
      Cummulative Performance to Date - March 16, 200 to November 15, 200


                                                   All amounts in millions of US    Dollar amounts expressed as a percentage
                                                 dollars unless otherwise stated          of 2000 Base Case Lease Rentals
--------------------------------------------------------------------------------    ----------------------------------------
                                                        Cumulative to Date                   Cumulative to Date
                                                 Actual    Base Case   Variance         Actual    Base Case  Variance
--------------------------------------------------------------------------------    -----------------------------------------
              CASH COLLECTIONS
              Lease Rentals                       160.7      160.7       (0.0)           100.0%     100.0%      0.0%
 [2]             - Renegotiated Leases              0.0          -        0.0              0.0%
 [3]             - Rental Resets                   (0.1)         -       (0.1)             0.0%
                                                  ---------------------------            --------------------------
 [4]S [1].[3] Contracted Lease Rentals            160.6      160.7       (0.0)           100.0%     100.0%      0.0%
 [5]          Movement in Current Arrears Balance  (0.7)         -       (0.7)            -0.4%       0.0%     -0.4%
              less Net Stress-related Costs
 [6]            - Bad Debts                        (1.8)                                  -1.1%
 [7]            - Security Deposits Dran Down       1.1                                    0.7%
 [8]            - Restructured Arrears                -                                    0.0%
 [9]            - AOG                              (4.7)                                  -2.9%
 [10]           - Other Leasing Income              9.1                                    5.7%
 [11]           - Repossession Costs               (0.4)                                  -0.3%
                                                  ---------------------------            --------------------------
[12]S [6]..[11] sub-total                           3.3       (7.2)      10.6              2.1%      -4.5%      6.6%
[13] [4]+[5]+[12] Net Lease Rentals               163.2      153.4        9.8            101.6%      95.5%      6.1%
[14]           Interest Earned                      2.8        1.7        1.1              1.7%       1.1%      0.7%
               Maintenance Receipts                19.3          -       19.3             12.0%       0.0%     12.0%
               Maintenance Payments               (19.8)         -      (19.8)           -12.3%       0.0%    -12.3%
                                                  ---------------------------            --------------------------
[15]           Net Maintenance                     (0.5)         -       (0.5)            -0.3%       0.0%     -0.3%
[16]S[13].[15] Total Cash Collections             165.5      155.1       10.4            103.0%      96.6%      6.5%
=============================================================================            ==========================
               CASH EXPENSES
               Aircraft Operating Expenses
[17]            - Insurance                        (0.6)                                  -0.3%
[18]            - Re-leasing and other overheads   (0.2)                                  -0.1%
                                                  ---------------------------            --------------------------
[19][17]+[18]  sub-total                           (0.8)      (1.3)       0.5             -0.5%      -0.8%      0.3%

               SG&A Expenses
               Aircraft Servicer Fees
                - Base Fee                         (2.0)     (2.0)        0.0             -1.2%      -1.2%      0.0%
                - Rent Collected Fee               (1.9)      (2.0)       0.0             -1.2%      -1.2%      0.0%
                - Rent Contracted Fee              (1.6)      (1.6)       0.1             -0.1%      -1.0%      0.0%
                - Incentive Fee                       -          -          -              0.0%       0.0%      0.0%
                                                  ---------------------------            --------------------------
[20]           sub-total                           (5.5)      (5.5)       0.1             -3.4%      -3.4%      0.0%

               Other Servicer Fees
               Cabot                               (0.7)      (0.8)       0.0             -0.5%      -0.5%      0.0%
               Other Service Providers             (1.3)      (0.5)      (0.8)            -0.8%      -0.3%     -0.5%
                                                  ---------------------------            --------------------------
[21]           sub-total                           (2.0)      (1.2)      (0.8)            -1.3%      -0.8%     -0.5%
[22]S [19].[21]Total Cash Expenses                 (8.3)      (8.1)      (0.2)            -5.2%      -5.0%     -0.1%
=============================================================================            ===========================
               NET CASH COLLECTIONS
[23]    [16]   Total Cash Collections             165.5      155.1       10.4            103.0%      96.6%      6.5%
[24]    [22]   Total Cash Expenses                 (8.3)      (8.1)      (0.2)            -5.2%      -5.0%     -0.1%
[25]           Drawings from Expense Account       22.5          -       22.5             14.0%       0.0%     14.0%
[26]           Transfer to Expense Account        (27.7)         -      (27.7)           -17.2%       0.0%    -17.2%
[27]           Interest Payments                  (88.1)     (82.8)      (5.3)           -54.8%     -51.6%     -3.3%
[28]           Swap Payments                       (2.0)      (6.8)       4.8             -1.3%      -4.3%      3.0%
[29]           Exceptional Items                      -          -          -              0.0%       0.0%      0.0%
                                                  ---------------------------            --------------------------
[30]S [23].[29][TOTAL                              61.9       57.4        4.5             38.5%      35.7%      2.8%
                                                  ===========================            ==========================
=============================================================================            ==========================
[31]           PRINCIPAL PAYMENTS
               subclass A2                         14.2       13.0        1.2              8.8%       8.1%      0.7%
               subclass A3                            -          -          -              0.0%       0.0%      0.0%
               subclass A4                            -          -          -              0.0%       0.0%      0.0%
               subclass A5                         42.6       39.3        3.3             26.5%      24.5%      2.0%
               subclass B1                          4.5        4.5        0.0              2.8%       2.8%      0.0%
               subclass B2                          0.0        0.0          -              0.0%       0.0%      0.0%
               subclass C1                          0.6        0.6       (0.0)             0.4%       0.4%      0.0%
               subclass C2                            -          -          -              0.0%       0.0%      0.0%
               subclass D1                            -          -          -              0.0%       0.0%      0.0%
                                                  ---------------------------            --------------------------
               Total                               61.9       57.4        4.5             38.5%      35.7%      2.8%
                                                  ===========================            ==========================
=============================================================================            ==========================
               Debt Balances
               subclass A2                        210.5      211.7        1.2
               subclass A3                        580.0      580.0          -
               subclass A4                        200.0      200.0          -
               subclass A5                        357.4      360.7        3.3
               subclass B1                         85.2       85.2        0.0
               subclass B2                         75.0       75.0          -
               subclass C1                         99.3       99.3       (0.0)
               subclass C2                         55.0       55.0          -
               subclass D1                        110.0      110.0          -
                                                  ---------------------------
               TOTAL                            1,772.4    1,776.9        4.5
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
     Note:             Report Line Name                                             Description
------------------------------------------------------------------------------------------------------------------------------------
                CASH COLLECTIONS
  [1]            Lease Rentals                    Assumptions per the March 2000 Prospectus, the "2000 Base Case".
  [2]             - Renegotiated Leases           Loss in rental revenue caused by a lessee negotiating a reduction in the lease rental.
  [3]             - Rental Resets                 Loss in rental when new lease rates are lower than those assumed in the 2000
                                                  Base Case.
  [4]S [1].[3]. Contracted Lease Rentals          Current Contracted Lease Rentals less adjustments for renegotiated leases and rental resets.

  [5]           Movement in Current Arrears       Current Contracted Lease Rentals not received as at the latest Calculation
                Balance                           Date, excluding Bad Debts.
                less Net Stress-related Costs
  [6]            - Bad Debts                      Rental Arrears owed by lessees who have defaulted and which are deemed irrecoverable.
  [7]            - Security Deposits Drawn Down   Amounts drawn down from Security Deposits to offset arrears or Bad Debts.
  [8]            - Restructured Arrears           Current Arrears that have been capitalized and restructured into a note payable.
  [9]            - AOG                            Base Case lease rental lost when an aircraft is off-lease and non-revenue earning.
      [10]       - Other Leasing Income           Includes lease termination payments, rental guarantees and late payments charges.
      [11]       - Repossession Costs             Legal and technical costs incurred as a result of repossessing an aircraft.
 [12]S [6].[11]  sub-total
 [13]  [4]+[5]+ Net Lease Rentals                 Contracted Lease Rentals less Movement in Current Arrears Balance and
       [12]                                       Net Stress related costs
 [14]           Interest Earned                   Interest earned on monthly cash balances held in Collection and Expense Accounts.
 [15]           Net Maintenance                   Maintenance Revenue Reserve received less any reimbursements paid to lessees.
 [16]S[14].[16] Total Cash Collections            Net Lease Rentals + Interest Earned + Net Maintenance
====================================================================================================================================
                CASH EXPENSES
                Aircraft Operating Expenses       All operational costs related to the leasing of aircraft.
 [17]            - Insurance                      Premium for contingent insurance policies.
 [18]            - Re-leasing and other overheads Miscellaneous re-delivery and leasing costs associated with re-leasing events.
 [19][17]+[18]  sub-total

                SG&A Expenses                     All fees paid to the Aircraft Servicer and to other service providers.

 [20]           Aircraft Servicer Fees            Monthly and annual fees paid to the Aircraft Servicer, ILFC.
                 - Base Fee                       Fixed amount per month per aircraft and changes only as aircraft are acquired or sold.
                 - Rent Collected Fee             Amount equal to approximately 1.25% of rentals received during the previous calendar month.
                 - Rent Contracted Fee            Amount equal to 1.00% of rentals contracted in the current calendar month.
                 - Incentive Fee                  Annual fee paid to Servicer for performance above an annually agreed target.

 [21]           Other Servicer Fees               Fees paid to other service providers including the Administrative Agent,
                                                  Financial Advisor and Independent Trustees
 [22]S[19].[21] Total Cash Expenses               Aircraft Operating Expenses + SG&A Expenses
====================================================================================================================================
                NET CASH COLLECTIONS
 [23]    [16]   Total Cash Collections            as per line 17 above.
 [24]    [22]   Total Cash Expenses               as per line 24 above.
 [25]           Drawings from Expense Account     Cash drawn from the Expense Account and used to pay for expenses during the period.
 [26]           Transfer to Expense Account       Cash set aside in the Expense Account to pay for future expected expense obligations.
 [27]           Interest Payments                 Interest Payments to Noteholders on all outstanding debt.
 [28]           Swap Payments                     Net Swap Payments (paid) / received.
 [29]           Exceptional Items                 Cash flows that occur infrequently and are outside the normal business activities of MSAF Group.
 [30]S[24].[29] TOTAL
====================================================================================================================================
 [31]           PRINCIPAL PAYMENTS              Principal Payments to Noteholders.
====================================================================================================================================

                        MORGAN STANLEY AIRCRAFT FINANCE
     Cummulative Performance to Date - march 15, 2000 to November 15, 2000 all amounts in millions of US dollars unless otherwise stated

                                                        Actual                   2000 Base Case     Variance
       Source of Funds
       Net Cash Collections                               61.9                   57.4                    4.5
       Add Back Interest                                  88.1                   82.8                    5.3
       Add Back Swap Payments                              2.0                    6.8                   (4.8)
-------------------------------------------------------------------------------------------------------------
  a                                                      152.0                  147.0                    5.0
-------------------------------------------------------------------------------------------------------------

       Application of Funds
  b    Swap Payments                                       2.0                    6.8                   (4.8)
  c    Class A Interest                                   65.5                   60.7                    4.8
  d    Class A Minimum                                     5.8                    4.8                    1.0
  e    Class B Interest                                    8.1                    7.6                    0.5
  f    Class B Minimum                                     3.2                    3.2                      -
  g    Class C Interest                                    8.1                    8.1                      -
  h    Class C Minimum                                       -                      -                      -
  I    Class D Interest                                    6.4                    6.4                      -
  j    Class D Minimum                                       -                      -                      -
  k    Class A Scheduled                                   0.8                    0.2                    0.6
  l    Class B Scheduled                                   1.3                    1.3                      -
  m    Class C Scheduled                                   0.6                    0.6                      -
  n    Class D Scheduled                                     -                      -                      -
  o    Permitted Aircraft Modifications                      -                      -                      -
  p    Class A Supplemental                               50.2                   47.3                    2.9
-------------------------------------------------------------------------------------------------------------
                                                         152.0                  147.0                    5.0
-------------------------------------------------------------------------------------------------------------

 [1]   Interest Coverage Ratio
       Class A                                            2.25                   2.18  = a / (b+c)
       Class B                                            1.87                   1.84  = a / (b+c+d+e)
       Class C                                            1.64                   1.61  = a / (b+c+d+e+f+g)
       Class D                                            1.53                   1.51  = a / (b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                            1.52                   1.50  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                            1.50                   1.48  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                            1.49                   1.47  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                            1.49                   1.47  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

------------------------------------------------------------------------------------------------------------------------------------

       Loan-to-Value Ratios       2000 Base Case          Actual             2000 Base Case
                                    15-Mar-00           15-Nov-00             15-Nov-00
------------------------------------------------------------------------------------------------
 [3]   Assumed Portfolio Value    2,000.9              1,952.3                1,952.3
 [4]   Adjusted Portfolio Value                        1,900.9
       Liquidity Reserve Amount
         - Cash                      30.0                 30.0                   30.0
         - Accrued Expenses           6.0                 11.0                   11.0
         - Security Deposits          7.1                 19.2                   19.2
       subtotal cash                 43.1                 60.2                   60.2
         - Letters of Credit         82.1                 70.0                   70.0
       Total Liquidity Reserve      125.2                130.2                  130.2
------------------------------------------------------------------------------------------------

 [5]   Total Asset Value          2,126.1              2,082.5                2,082.5
       Note Balance
       Class A                    1,404.7    66.1%     1,347.9     64.7%      1,352.4     64.9%
       Class B                      164.7    73.8%       160.2     72.4%        160.2     72.6%
       Class C                      154.9    81.1%       154.3     79.8%        154.3     80.0%
       Class D                      110.0    86.3%       110.0     85.1%        110.0     85.3%
       Total                      1,834.3              1,772.4                1,776.9

[[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted
Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.